PREPARED  BY:
JOHN  A.  GUPTON,  III
BAKER,  DONELSON,  BEARMAN  &  CALDWELL
211  COMMERCE  SUITE  1000
NASHVILLE,  TN  37201

                             LEASEHOLD MORTGAGE WITH
                   SECURITY AGREEMENT AND ASSIGNMENT OF RENTS
               LOCATION: BLOOMSBURG, COLUMBIA COUNTY, PENNSYLVANIA
THIS LEASEHOLD MORTGAGE WITH SECURITY AGREEMENT AND ASSIGNMENT OF RENTS ("Mortgage"), shall be effective as of the first day of May, 2003 by Emeritus Corporation, a Washington corporation whose address is 3131 Elliott Avenue, Suite 500, Seattle, WA 98121 (hereinafter "Mortgagor"), for the benefit of Capstone Capital of Pennsylvania, Inc., a Pennsylvania corporation whose address is 3310 West End Avenue, Suite 700, Nashville, Tennessee 37203 (hereinafter "Mortgagee").
                                WITNESSETH THAT:
WHEREAS, pursuant to the terms of that Lease Agreement dated as of May 1, 2003 by and between Mortgagee, as Lessor, and Mortgagor, as Lessee (the "Lease Agreement") Mortgagee agreed to make a loan to Mortgagor in the original principal amount of Six Hundred Thousand and no/100 Dollars ($600,000); and WHEREAS, on or about May 1, 2003, Mortgagee made the loan to Mortgagor contemplated by the terms of the Lease Agreement and Mortgagor executed in favor of Mortgagee its Term Note in the original principal amount of Six Hundred
Thousand  and  no/100  Dollars  ($600,000)  (the  "Note");  and
WHEREAS, the Note, if not sooner due and payable in accordance with its terms, is due and payable in full by April 1, 2013 (the "Maturity Date"), unless modified, extended or renewed; and
WHEREAS, the Lease Agreement requires that the Mortgagor execute this Mortgage as security for its obligations under the Note;
NOW, THEREFORE, in consideration of the loan made to the Mortgagor pursuant to the Lease Agreement, as evidenced by the Note, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Mortgagor by these presents does grant, bargain, sell and convey unto Mortgagee and Mortgagee's successors and assigns, for the benefit of Mortgagee, the following:
Mortgagor's leasehold estate created pursuant to the Lease Agreement and all extensions, renewals, and new leasehold estates hereafter obtained by Mortgagor, and all options and rights to purchase now or hereafter existing in favor of Mortgagor, pertaining to those tracts, parcels of land, and lease spaces set out in Exhibit A attached hereto and incorporated herein by this reference (the "Land");
TOGETHER with all other right, title and interest Mortgagor may now or hereafter have in the Land and Premises (as hereinafter defined) including any fee interest the Mortgagor may now own or hereafter obtain therein (or in any part thereof);
TOGETHER with all right, title and interest of Mortgagor in all buildings, structures, and other improvements (the buildings, structures and other improvements being collectively referred to herein as the "Improvements") now or hereafter located on the Land or any portion thereof;
TOGETHER WITH all right, title and interest of Mortgagor, now owned or hereafter acquired, in all easements, rights-of-way and rights (including without limitation parking and riparian rights) used in connection with the Land or the Improvements or as a means of access thereto, and all tenements, hereditaments, and appurtenances thereof and thereto whether now or hereafter existing; TOGETHER WITH all right, title and interest of Mortgagor, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street, open or proposed, relating to or adjoining the Land and the Improvements, and in any and all sidewalks, parking lots, alleys, strips and gores of land adjacent to and/or used in connection with the Land and the Improvements;
TOGETHER with all right, title and interest of Mortgagor in all machinery, apparatus, equipment, fittings, fixtures, and other property of every kind and nature whatsoever (hereinafter collectively referred to as the "Equipment") now or hereafter located in, upon or under the Land and the Improvements or any part thereof and/or used or usable in connection with any present or future operation of the Land or Improvements, all whether now owned or hereafter acquired by Mortgagor, and including, but without limiting the generality of the foregoing, all heating, air-conditioning, plumbing, lighting, water heating, cooking, refrigerating, incinerating, ventilating and similar equipment, furniture and furnishings, cash registers, bars, brewing equipment and other trade fixtures and equipment, freezers, coolers and related equipment, and all building materials and equipment now or hereafter delivered to the Land and the Improvements and intended to be installed therein or thereon, and all additions thereto and replacements thereof;
TOGETHER with all of Mortgagor's interest and rights as lessor in and to all leases, subleases, warehouse agreements and other storage agreements (written or oral)  now  or  hereafter  affecting  the  Premises  or any part thereof (herein collectively called the "Leases") and any and all rents, issues, security deposits, guarantees, proceeds and profits which are now due or may hereafter become due by reason of the renting, leasing and bailment of the Premises or any part thereof, and the storage of property on the Premises, whether payable pursuant to a present or future Lease or otherwise growing out of any occupancy or use of the Premises (the "Rents") and all other general intangibles and accounts now or hereafter existing with respect to the Premises;
TOGETHER with all of Mortgagor's documents, instruments, contract rights, accounts, general intangibles, and other intangible property now or hereafter existing relating to the Premises including, but not limited to, any and all construction contracts, development contracts, architectural contracts, engineering contracts, plans, specifications, drawings, surveys, bonds, licenses, permits, and other governmental approvals, and also including all general intangibles and contract rights under all leases now or hereafter in effect including all rights to return of security deposits and credits and payments  relating  to  tenant  finish  improvements;
TOGETHER with, to the extent permitted by the Lease Agreement, all the estates, interests, rights, titles, other claims or demands, including claims or demands with respect to the proceeds of, and refunds of premiums on, insurance in effect with respect thereto, which Mortgagor now has or may hereafter acquire in or with respect to the Premises, and any and all rights that Mortgagor now has or hereafter may acquire in awards made for the taking by eminent domain or condemnation, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Premises, including any awards resulting from a change of grade of streets and awards for severance damages; and
TOGETHER with all other proceeds and products of any of the foregoing of any nature or type.
TO HAVE AND TO HOLD all of Mortgagor's right, title and interest in and to the aforesaid Land, Improvements, Equipment, Rents, property, property rights, and other interests (all of which are collectively referred to herein as the "Premises") to the use and benefit of the Mortgagee and Mortgagee's successors and assigns.
Mortgagor covenants that it is the lawful leasehold owner of the Premises being conveyed hereby, has a good right to convey it, and the same is unencumbered, except for the liens granted in favor of Mortgagee under the terms of the Lease Agreement. Mortgagor further represents and covenants that as of the date hereof: (i) the Lease Agreement, a memorandum of which is recorded as Instrument
Number                Register's  Office,  Columbia  County,  Pennsylvania is in
full  force  and  effect,  (ii)  there are no conditions or events that exist or that, with the passage of time or notice or both, would exist, that would entitle Mortgagee, in its capacity as the lessor under the Lease Agreement, to terminate the Lease Agreement and that all rents and other amounts due and payable under the Lease Agreement have been paid in full to the extent they were payable before the date of this Mortgage; (iii) neither Mortgagor, in its capacity as the lessee under the Lease Agreement, nor Mortgagee, in its capacity as the lessor under the Lease Agreement has commenced any action or given or received any notice for the purpose of terminating the Lease Agreement; (iv) the interest of the tenant under the Lease Agreement is vested in the Mortgagor; and
(v) the quiet and peaceful possession of the Premises is vested in the Mortgagor under the Lease Agreement. Mortgagor further covenants and binds itself, its heirs, successors, and assigns, to warrant and defend the title to the Premises to Mortgagee and Mortgagee's successors and assigns forever against the lawful claims of all persons whomsoever.
THIS  CONVEYANCE  IS  MADE  UPON  THIS  SPECIAL  TRUST, that if Mortgagor shall:
          (a) Pay the indebtedness, obligations (including, without limitation, reimbursement obligations relating to letters of credit) and liabilities of Mortgagor with interest thereon (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to a borrower, would accrue) now or hereafter evidenced by or outstanding under the Note, which is incorporated herein by reference, including all future advances thereunder regardless of class, which such indebtedness, obligations and liabilities if not sooner due and payable are due and payable in full on the Maturity Date and any and all modifications, extensions, renewals and replacements of any of the foregoing;
          (b) Perform all obligations of Mortgagor now or hereafter contained in this Mortgage, the Note and in any other instrument now or hereafter given to evidence or further secure the payment and performance of any obligations secured hereby, and any and all modifications, extensions, renewals and replacements thereof (hereinafter collectively referred to as the "Credit Documents").
          (c) Pay all sums advanced by Mortgagee or Mortgagee to protect the Premises or this Mortgage, with interest thereon at the Default Rate provided in the Note (all of the foregoing being collectively referred to herein as the "Secured Indebtedness"); provided, however, that upon payment in full of the portion of the Secured Indebtedness required to be paid in accordance with the terms of the Note, this conveyance shall be cancelled of record at the request and at the cost of Mortgagor. This conveyance is made to secure the payment and performance of all of the Secured Indebtedness.
          (d) Nothing in this Mortgage or any other Credit Document shall constitute the agreement by Mortgagee to assume any obligations of Mortgagor with respect to the Premises including, without limitation, any obligations under the Lease Agreement, and Mortgagor shall defend, indemnify and hold Mortgagee harmless against any claims, demands, damages, losses, liabilities, costs, expenses, or other obligations incurred with respect to the Premises as a result of this Mortgage or the Note, or any of the transactions described herein or therein (this covenant to survive the repayment of the Secured Indebtedness, the termination of this Mortgage, the exercise of any rights hereunder and the acceptance of any deeds in lieu of foreclosure or similar documents, and shall continue until the expiration of any applicable periods of limitation with respect  to  any  of  the  foregoing  matters).
TO PROTECT THE SECURITY OF THIS MORTGAGE, MORTGAGOR HEREBY COVENANTS AND AGREES UNTO MORTGAGEE AND MORTGAGEE AS FOLLOWS:
Payment of Secured Indebtedness. Mortgagor shall pay and perform when due the Secured Indebtedness in accordance with the terms of the Note and the other Credit Documents.
Compliance  with  Lease  Agreement.
     Mortgagor shall: (i) pay all rents and other amounts required to be paid by Mortgagor, as a tenant under and pursuant to the provisions of the Lease
Agreement, as and when those rents and other amounts are payable or within any applicable cure period provided for in the Lease Agreement; (ii) diligently perform and observe all of the terms, covenants and conditions of the Lease Agreement when due or within any applicable cure periods provided for in the Lease Agreement; and (iii) in the event Mortgagee is not also the lessor under the Lease Agreement, promptly notify Mortgagee of the giving of any notice by Mortgagor or the landlord under the Lease Agreement of any default of the other in the performance or observance of any of the terms, covenants or conditions of the Lease Agreement and promptly provide Mortgagee a copy of any such notices or any other requests or other materials at any time provided by the Mortgagor to such lessor or by such lessor to the Mortgagor. Mortgagor shall not surrender the leasehold estate created by the Lease Agreement except upon the expiration of the term provided for therein or terminate or cancel the Lease Agreement prior to the expiration of the term provided for therein or, at anytime that Mortgagee is not also the lessor under the Lease Agreement, modify, change, supplement, alter or amend the Lease Agreement, in any respect, either orally or in writing, without the consent of Mortgagee, and Mortgagor hereby assigns to Mortgagee as further security for the payment and performance of the Secured Indebtedness, the right to exercise on behalf of Mortgagor from and after the occurrence of an Event of Default hereunder or under any of the other Credit Documents, all of the rights, privileges and prerogatives of Mortgagor, as tenant under the Lease Agreement, to surrender the leasehold estate created by the Lease Agreement or to terminate, cancel, modify, change, supplement, alter, or amend the Lease Agreement, and any such surrender of the leasehold estate or termination, cancellation, modification, change, supplement, alteration or amendment of the Lease Agreement without the prior written consent of Mortgagee at a time when Mortgagee is not also the lessor under the Lease Agreement shall be null and void and of no force and effect. At any time that Mortgagee is not also the lessor under the Lease Agreement, Mortgagor shall not waive any material default by the lessor under the Lease Agreement without the prior written consent of Mortgagee. If the Mortgagor shall default in the performance or observance of any term, covenant or condition in the Lease Agreement and shall fail to cure such default within any applicable cure period set forth in the Lease, then without limiting the generality of the other provision of this Mortgage, and without waiving or releasing Mortgagor from any of its obligations hereunder, Mortgagee shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all the terms, covenants and conditions of the Lease Agreement on the part of Mortgagor to be performed or observed to be promptly performed or observed on behalf of Mortgagor to the end that the rights of Mortgagor in, to and under the Lease Agreement shall be kept unimpaired and free from default, even if the existence of such Event of Default or its nature is questioned or denied by
Mortgagor or by any party on behalf of Mortgagor. If Mortgagee shall make any payment or perform any act or take any action in accordance with the preceding provisions, then the payment, performance or action shall not remove or waive, as between Mortgagor and Mortgagee, the Event of Default hereunder, and Mortgagor shall immediately reimburse Mortgagee for all amounts paid with interest thereon at the Default Rate provided in the Note, which amount shall be secured by this Mortgage. Upon request by Mortgagee or as otherwise required, in the event that Mortgagee is not also the lessor under the Lease Agreement, then Mortgagor shall provide Mortgagee with receipts and other evidence of payment of the rents and other sums payable under the Lease Agreement. At any time that Mortgagee is not also the lessor under the Lease Agreement, Mortgagor will not subordinate or consent to the subordination of the Lease Agreement to any mortgage, Mortgage, lease or other interest on or in the landlord's interest in all or any part of the Premises unless, in each such case, the written consent of Mortgagee shall have been first had and obtained. Mortgagor shall not knowingly take any other action which would have a material effect on the terms of the Lease Agreement or otherwise affect Mortgagor's rights in and to the Premises.
     Mortgagee and any persons authorized by Mortgagee shall have the right to enter and inspect the Premises on reasonable advance notice and at all reasonable  times  and  access  thereto  shall  be  permitted  for that purpose.
Possession of Premises; No Assignments or Liens. Mortgagor shall not sell, exchange, assign, loan, deliver, lease, transfer, mortgage or otherwise dispose of or encumber all or any portion of the Premises, other than sales or other dispositions of the personal property or fixtures located thereat in the ordinary course of business, assignments of the Lease or any portion thereof or subletting of the Premises or any portion thereof in accordance with the terms of the Lease Agreement and encumbrances of the Premises or any portion thereof permitted by the terms of the Lease Agreement. Without limiting the generality of the foregoing, Mortgagor agrees not to assign the Lease Agreement or any of its rights or obligations thereunder or sublet the Premises or any part thereof without the concurrent payment in full of the portion of the Secured Indebtedness required to be prepaid upon such assignment in accordance with the terms of the Note. Mortgagor further agrees not to create, incur, assume or permit to exist any mortgage, pledge, hypothecation, assignment, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind on Mortgagor's rights and interests in the Premises or any part thereof (other than liens allowed pursuant to the Lease Agreement). Environmental Matters.
     Mortgagor shall indemnify and hold Mortgagee and Mortgagee harmless from and against any and all losses, costs, damages, claims, liabilities and expenses, including attorneys' fees, incurred by either Mortgagee or Mortgagee arising out of or relating to (i) the presence as a result of the acts or omissions of Mortgagor of any Hazardous Materials on the Premises or on any other real property now or hereafter securing payment of the Secured Indebtedness and (ii) any violation or alleged violation of Applicable Law attributable to events occurring from and after Mortgagor's acquisition of any interest in the Premises (including Mortgagor's leasehold interest or the exacerbation of prior existing conditions by the acts, omissions or negligence of Mortgagor). Mortgagor understands and agrees that the indemnity provided herein shall survive the payment and performance of the Secured Indebtedness, the termination of this Mortgage, the exercise of any rights hereunder and the acceptance of any deeds in lieu of foreclosure or similar documents, and shall continue in full force and effect until the expiration of any applicable periods of limitation with respect to any loss or liability covered by such indemnity.
     As used in this Mortgage, the term "Hazardous Materials" shall mean all materials defined as a hazardous or toxic waste or substance under any Applicable Law, and petroleum, petroleum products, oil and asbestos.
     The representations, covenants and indemnities contained in this Section 7 are to be in addition to and not in lieu of any similar representations, covenants or indemnities contained in any other Credit Document. Default. Each of the following events shall constitute an "Event of Default" under this Mortgage:
     should Mortgagor fail to pay or perform the Secured Indebtedness or any part thereof when and as the same shall become due and payable (subject to any applicable cure periods provided in the Credit Documents);
     should any warranty or representation of Mortgagor contained herein or in any of the other Credit Documents prove untrue in any material aspect; or
     should Mortgagor fail to keep, observe, perform, carry out and execute the covenants, agreements, obligations and conditions set out herein or in any other Credit Document when due or within any applicable cure period.
Remedies Upon Default; Power of Sale. Upon the occurrence of any Event of Default, Mortgagee or Mortgagee may declare all Secured Indebtedness to be due and payable and the same shall thereupon become due any payable without any presentment, demand, protest or notice of any kind. Thereafter, Mortgagee and Mortgagee may:
     Either in person or by agent, with or without bringing any action or proceeding, enter upon and take possession of the Premises, or any part thereof, in its own name, and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Premises, or part thereof or interest therein, increase the income therefrom or protect the security hereof and, with or without taking possession of the Premises, sue for or otherwise collect the Rents, including those past due and unpaid. The entering upon and taking possession of the Premises, the collection of such Rents, and the application thereof as aforesaid, shall not cure or waive any Event of Default or invalidate any act done in response to such Event of Default and, notwithstanding the continuance in possession of the Premises or the collection, receipt and application of Rents, Mortgagee shall be entitled to exercise every right provided for in any of the Credit Documents or by law or equity upon occurrence of any Event of Default, including the right to exercise the power of sale herein provided.
     Proceed to foreclose this leasehold Mortgage by judicial proceedings or may, at the option of Mortgagee or Mortgagee, proceed to advertise the sale of the Premises in the way and manner required by law in the State of Pennsylvania for foreclosure sales under power of sale, giving the time, terms and place of sale, and dispose of the Premises at public auction in front of the Courthouse of the County in which the Premises or any part are located, to the highest and best bidder for cash in hand or for such other consideration as Mortgagee or Mortgagee may elect to accept. Mortgagee need not personally attend or conduct such sale and may, at its option, cause the sale to be conducted by an agent or attorney selected by it. Mortgagee, Mortgagee may bid at such sale. Mortgagee is hereby authorized to make to the purchaser at such sale all necessary title papers and place the purchaser in peaceable possession of the Premises. Mortgagee shall collect the proceeds of such sale, applying such proceeds as provided in Section 14. Mortgagor agrees that possession of the Premises during the existence of the Secured Indebtedness by Mortgagor, or any person claiming under Mortgagor, shall be that of tenant under Mortgagee, and, in case of a sale, as herein provided, Mortgagor or any person in possession under Mortgagor shall then become and be tenants holding over, and shall forthwith deliver possession to the purchaser at such sale, or be summarily dispossessed in accordance with the provisions of law applicable to tenants holding over. The power and agency hereby granted are coupled with an interest and are irrevocable and are in addition to any and all other remedies which Mortgagee or Mortgagee may have at law or in equity.
Assignment of Leases and Rents. The assignment of Leases and Rents contained in this Mortgage, shall constitute an absolute assignment of such Leases and Rents to Mortgagee for the benefit of Mortgagee and to Mortgagee, and Mortgagor hereby assigns and transfers to Mortgagee and to Mortgagee all of such Leases and Rents as security for the prompt payment and performance of all of the Secured Indebtedness. Notwithstanding the assignment of Leases and Rents contained in this Mortgage, so long as no Event of Default has occurred, Mortgagor shall have a license (such license to be deemed revoked upon the occurrence of an Event of Default) to collect, retain and enjoy all Rents (provided such are paid no more than 30 days in advance), provided that the existence or exercise of any such right of Mortgagor shall not operate to subordinate the assignment of Leases and Rents contained in this Mortgage to any subsequent assignment, in whole or in part, by Mortgagor, and any subsequent assignment by Mortgagor shall be subject to the rights of Mortgagee and Mortgagee hereunder. The assignment of Leases and Rents contained in this Mortgage shall not be deemed or construed to constitute Mortgagee or Mortgagee as a mortgagee in possession nor obligate Mortgagee or
Mortgagee to take any action or to incur any expenses or perform or discharge any obligation, duty or liability or to permit Mortgagor to enter into any Leases except in accordance with the terms of this Mortgage.
Uniform Commercial Code. For the purpose of noting the names and addresses of the debtor and the secured party under the Uniform Commercial Code of the State of Pennsylvania, it is hereby acknowledged and agreed that the Mortgagor's (debtor's) name is Emeritus Corporation and the Mortgagee's (secured party's)
                      --------------------
name  is  Capstone  Capital  of  Pennsylvania,  Inc.,  and  the addresses of the
Mortgagor (debtor) and Mortgagee (secured party) are set forth above. In addition to all other remedies set forth in this Mortgage, the parties expressly agree that with respect to the portion of the Premises constituting fixtures and personal property (tangible and intangible) which are the property of Mortgagor, this Mortgage is hereby made and declared to be a security agreement in compliance with the provisions of Uniform Commercial Code as enacted in the State of Pennsylvania, and Mortgagor hereby grants to Mortgagee a continuing security interest in the Premises as security for the prompt payment and performance of all of the Secured Indebtedness. Upon the occurrence of any Event of Default hereunder, in addition to all other remedies contained in this Mortgage, Mortgagee shall have all remedies available to a secured party pursuant to the Uniform Commercial Code as enacted in Pennsylvania. Payment of Costs of Exercising Remedies. Mortgagor covenants and agrees to pay Mortgagee and Mortgagee all reasonable expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee or Mortgagee for attorneys' fees, appraiser's fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, costs (which may be estimated as to items to be expanded after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, certificates of title, and similar data and assurances with respect to title, environmental audits and other items as Mortgagee or Mortgagee may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale the true condition of the title to or the value of the Premises and other reasonable expenditures and expenses incurred by or on behalf of Mortgagee in connection with the exercise of any remedy under this Mortgage. All expenditures and expenses of the nature in this paragraph mentioned, and such expenses and fees as may be reasonably incurred in the protection of the Premises and the maintenance of the interest of this Mortgage, including the fees of any attorney employed by Mortgagee or Mortgagee in any litigation or proceeding affecting this Mortgage or the Premises, including probate and bankruptcy proceedings, or in preparations for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Mortgagor, with interest thereon at the Default Rate provided in the Note and shall be secured by this Mortgage.
Mortgagor's Waiver of Certain Rights. Mortgagor waives the benefit of all laws now existing or that hereafter may be enacted providing for (i) any appraisement before sale of any portion of the Premises, and (ii) in any way extending the time for the enforcement of the collection under the Note or the debt evidenced thereby or any other Secured Indebtedness or creating or extending a period of redemption from any sale made in collecting said Secured Indebtedness. To the full extent Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Mortgagor, for Mortgagor, Mortgagor's representatives, successors and assigns, and for any and all persons ever claiming any interest in the Premises, to the extent permitted by law, hereby waives and releases all rights of redemption (including, without limitation, the statutory rights of redemption and the equity of redemption) homestead, dower, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the Secured Indebtedness, and marshalling in the event of foreclosure of the liens hereby created.
Proceeds of Foreclosure. The proceeds of any foreclosure sale of the Premises or from the exercise of other rights hereunder shall be distributed and applied in the following order of priority: First, on account of all costs and expenses incident to the execution of this trust and incident to the foreclosure proceedings, including all such items as are mentioned in Section 12 hereof; Second, all other items which under the terms hereof constitute Secured Indebtedness additional to the principal amount evidenced by the Note or under any other Secured Indebtedness, with interest thereon as herein provided; Third, all principal and interest remaining unpaid on the Note and the other Secured Indebtedness in such manner as Mortgagee may elect in its sole discretion (and subject to the provisions of the Note); Fourth, any overage to the order of Mortgagor, its successors or assigns, as their rights may appear or to such other persons that may lawfully be entitled thereto.
Appointment of Receiver. Mortgagee and Mortgagee in any action to foreclose this Mortgage, or upon any Event of Default, shall be at liberty to apply for appointment of a receiver of the Premises. Such appointment may be made without notice, without regard to the solvency or insolvency of Mortgagor at the time of application for such receiver and without regard to the then value of the Premises or whether the same shall be then occupied as a homestead or not, and Mortgagee may be appointed as such receiver. Such receiver shall have power: (a) to collect the Rents subject, however, to the rights of the lessor under the Lease Agreement (in the event Mortgagee is not also the lessor under the Lease Agreement); (b) to extend or modify any then existing leases (including the Lease Agreement) and to make new leases, which extensions, modifications and new leases may provide for terms to expire, or for options to lessees or lessors to extend or renew terms to expire, beyond the maturity date of the Secured
Indebtedness and beyond the date of the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale; provided, however, that any such leases, and the options or other such provisions to be contained therein, shall only be binding upon Mortgagor and all persons whose interests in the Premises are subject to this Mortgage to the extent that they do not increase or extend the obligations imposed on Mortgagor under the Lease Agreement at the time of the appointment of the receiver; and (c) all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Premises. The court from time to time may authorize the receiver to apply the net income in its hands in payment in whole or part of:
(i) the Secured Indebtedness, or any tax, special assessment or other lien which may be or become superior to this Mortgage or of such decree, provided such application is made prior to foreclosure sale; and (ii) the deficiency in case of a sale and deficiency.
Rights  of  Enforcement.
     Mortgagee and Mortgagee shall be entitled to enforce payment and performance of any Secured Indebtedness and to exercise all rights and powers under this Mortgage or under any other Credit Document or any laws now or hereafter in force, notwithstanding some or all of the Secured Indebtedness, may now or hereafter be otherwise secured, whether by deed to secure debt, mortgage, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement whether by court action or other powers herein contained, shall prejudice or in any manner affect the right of Mortgagee or Mortgagee to realize upon or enforce any other security now or hereafter held by Mortgagee or Mortgagee, it being agreed that Mortgagee and Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by Mortgagee or Mortgagee in such order and manner as it may in its absolute discretion determine. No remedy herein conferred upon or reserved to Mortgagee or Mortgagee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity. Every power or remedy given by any of the other Credit Documents to Mortgagee or Mortgagee or to which it may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as it may be deemed expedient by Mortgagee and Mortgagee and Mortgagee and Mortgagee may pursue inconsistent remedies. No delay by Mortgagee or Mortgagee in exercising any right or remedy hereunder or under any other Credit Document, or otherwise afforded by law, shall operate as a waiver thereof or preclude the exercise thereof upon the occurrence of an Event of Default. No failure by Mortgagee or Mortgagee to insist upon the strict performance by Mortgagor under the Note, this Mortgage or any other Credit Document shall constitute a waiver of any such covenant or agreement, and no waiver by Mortgagee or Mortgagee of any Event of Default shall constitute a waiver of or consent to any subsequent Event of Default. No failure of Mortgagee or Mortgagee to exercise the option herein granted to accelerate the maturity of the Secured Indebtedness, nor any forbearance by Mortgagee or Mortgagee before or after the exercise of such option, nor any withdrawal or abandonment by Mortgagee or Mortgagee of the exercise of the power of sale herein granted or any of Mortgagee's or Mortgagee's rights under such power, shall be construed as a waiver of any option, power or right of Mortgagee or Mortgagee hereunder.
     In case of any sale under this Mortgage by virtue of the exercise of the power herein granted, or pursuant to any order in any judicial proceedings or otherwise, at the election of Mortgagee or Mortgagee, the Premises or any part thereof may be sold in one parcel and as an entirety, or in such parcels, manner or order as Mortgagee or Mortgagee in its sole discretion may elect, and one or more exercises of the powers herein granted shall not extinguish or exhaust the power unless the entire Premises are sold or the Secured Indebtedness paid in full.
No  Merger  of  Fee  and  Leasehold  Estates;  Rejection  of  Lease  Agreement.
     So long as any portion of the Secured Indebtedness shall remain unpaid or unperformed or any obligations of Mortgagor exist in connection therewith, and unless Mortgagee shall otherwise consent, the fee title to the Premises and the leasehold estate therein created by the provisions of the Lease Agreement or other lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of such estate in Mortgagor, Mortgagee, Mortgagee, or any other person by purchase, operation of law or otherwise. Mortgagee reserves the right, at any time, to release portions of the Premises including, but not limited to, the leasehold estate created by the Lease Agreement, with or without consideration, at Mortgagee's election, without waiving or affecting any of its rights hereunder or under any of the other Credit Documents, and any such release shall not affect Mortgagee's rights in connection with the portion of the Premises not so released. If Mortgagor should become the owner and holder of the fee title to the Premises and the Secured Indebtedness related thereto shall not have been prepaid in accordance with the terms of the Note, the lien of this Mortgage shall spread to cover Mortgagor's fee title to the Premises and the fee title shall be deemed to be included in the Premises.
     if the Lease Agreement is terminated for any reason in the event of the rejection or disaffirmance of the Lease Agreement pursuant to the United States Bankruptcy Code, 11 U.S.C. 101 et seq. ~ as the same may be amended (the "Code") or any other law affecting creditors' rights: (i) Mortgagor, immediately after obtaining notice thereof, shall give notice thereof to Mortgagee; (ii) Mortgagor, without the prior written consent of Mortgagee, shall not elect to treat the Lease Agreement as terminated pursuant to Section 365(h) of the Code or any comparable federal or state statute or law, and any election by Mortgagor made without such consent shall be void; and (iii) this Mortgage and all of the liens, terms, covenants and conditions of this Mortgage shall extend to and cover Mortgagor's possessory rights under Section 365(h) of the Code and to any claim for damages due to the rejection of the Lease Agreement or other termination of the Lease Agreement. In addition, Mortgagor hereby assigns irrevocably to Mortgagee Mortgagor's rights to treat the Lease Agreement as terminated under Section 365(h) of the Code and to offset rents under the Lease Agreement in the event that any case, proceeding or other action is commenced by or against the landlord under the Code or any comparable federal or state statute or law, provided that Mortgagee shall not exercise such rights and shall permit Mortgagor to exercise such rights with the prior written consent of Mortgagee, not to be unreasonably withheld or delayed, unless an Event of Default shall have occurred and be continuing. Mortgagor hereby assigns to Mortgagee Mortgagor's right to reject the Lease Agreement under Section 365 of the Code or any comparable federal or state statute or law with respect to any case, proceeding or other action commenced by or against Mortgagor under the Code or comparable federal or state statute or law, provided that Mortgagee shall not exercise such right, and shall permit Mortgagor to exercise such right with the prior written consent of Mortgagee, not to be unreasonably withheld or delayed, unless an Event of Default shall have occurred and be continuing. Mortgagor hereby assigns to Mortgagee, Mortgagor's right to seek an extension of the 60-day period within which Mortgagor must accept or reject the Lease Agreement under Section 365 of the Code or any comparable federal or state statute or law with respect to any case, proceeding or other action commenced by or against Mortgagor under the Code or comparable federal or state statute or law, provided the Mortgagee shall not exercise such right, and shall permit Mortgagor to exercise such right with the prior written consent of Mortgagee, not to be unreasonably withheld or delayed, unless an Event of Default shall have occurred and be continuing; and provided, further, that the assignment provided for herein shall only be effective at such time, if any, as Mortgagee is not also the lessor under the Lease Agreement. Further, if Mortgagor shall desire to so reject the Lease Agreement at a time when Mortgagee is not also the lessor under the Lease Agreement, at the Mortgagee's request, Mortgagor shall assign its interest in the Lease Agreement to Mortgagee in lieu of rejecting the Lease Agreement as described above. Mortgagor hereby agrees that if the Lease Agreement is terminated for any reason in the event of the rejection or disaffirmance of the Lease Agreement under the Code or any other law affecting creditor's rights, any property not removed by Mortgagor as permitted or required by the Lease Agreement shall, at the option of Mortgagee and subject to any rights thereunder granted to lessor under the Lease Agreement, be deemed abandoned by Mortgagor, provided that Mortgagee may remove any such property required to be removed by Mortgagor pursuant to the Lease Agreement, and all reasonable expenses and costs associated with such removal shall be paid by Mortgagor within five days of receipt by Mortgagor of an invoice for such expenses and costs associated with such removal together with interest thereon until paid at the Default Rate provided in the Note.
Periodic Enforcement. Mortgagee shall have the right from time to time to sue for any sums, whether interest, principal or any installment of either or both, taxes, penalties, or any other sums required to be paid under the terms of this Mortgage, as the same become due, without regard to whether or not all of the Secured Indebtedness shall be due on demand, and without prejudice to the right of Mortgagee thereafter to enforce any appropriate remedy against the Mortgagor, including an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced. Notice. Every provision for notice and demand or request shall be deemed fulfilled if complied with as set forth in the Note.
Time of the Essence. Time is of the essence of this Mortgage and the other Credit Documents.
Governing Law. The terms and provisions of this Mortgage shall be governed by and construed in accordance with the laws of the State of Tennessee (other than actions with respect to the enforcement of the rights and remedies set forth in this Mortgage, which shall be governed by the laws of the State in which the Premises are located notwithstanding any provisions to the contrary contained in this Mortgage).
Captions; Convenience. The captions or headings at the beginning of each Section hereof are for the convenience of the parties and are not a part of this Mortgage.
Further Assurances. Mortgagor shall execute and deliver (and pay the costs of preparation and recording thereof) to Mortgagee any further instrument or instruments, including, but not limited to, security deeds, security agreements, financing statements, assignments and renewal and substitution notes, so as to reaffirm, to correct and to perfect the evidence of the obligation hereby secured and the legal security title of Mortgagee for the benefit of Mortgagee to all or any part of the Premises intended to be hereby conveyed, whether now conveyed, later substituted for, or acquired subsequent to the date of this Mortgage and extensions or modifications thereof.
Severability. If this Mortgage is invalid or unenforceable as to any part of the Secured Indebtedness, or if the interest created hereby is invalid or unenforceable as to any part of the Premises, the unsecured or partially secured portion of the debt shall be completely paid prior to the payment of the remaining and secured or partially secured portion of debt and all payments made on the debt, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the debt which is not secured or fully secured by this Mortgage. In any action or proceeding involving bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if this Mortgage would otherwise be held or determined to be void, invalid or unenforceable on account of the amount of the Secured Indebtedness secured hereby, then notwithstanding any provision hereof to the contrary, the amount of Secured Indebtedness secured hereby (for purposes of this Mortgage only) shall be limited to the highest amount which is valid and enforceable as determined in any such action or proceeding. If any provision of this Mortgage or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent: (i) the validity and enforceability of the remainder of this Mortgage, and the validity and enforceability of that provision with respect to other persons and circumstances, shall not be affected; (ii) such provision, as to such person or circumstance shall be deemed modified to the minimum extent necessary to make such provision consistent with applicable law; and (iii) such provision shall be valid, enforceable and enforced in its modified form against such person or in such circumstance. Successors and Assigns. This Mortgage shall be binding upon and inures to the benefit of and shall be enforceable by the successors and assigns of Mortgagor and Mortgagee; provided that Mortgagor may not assign or transfer any of its interests or obligations hereunder without the prior written consent of Mortgagee. Without limiting the generality of the foregoing, Mortgagor expressly acknowledges that this Mortgage is for the benefit of Mortgagee as the holder of the Note and to any successor holder of the Note.
Acceptance of Trust. Mortgagee accepts this Trust when this Mortgage is made public record as provided by law. Except as otherwise provided by law, Mortgagee is not obligated to notify any party hereto of pending sale under this Mortgage or of any action or proceeding in which Mortgagor, Mortgagee or Mortgagee shall be a party, unless brought by Mortgagee. The necessity of Mortgagee herein named or any successor in trust, making oath or giving bond, is expressly waived. This Mortgage may be amended by written agreement between Mortgagor and Mortgagee without joinder by Mortgagee.
Successor Mortgagee. Mortgagor agrees that Mortgagee may, from time to time, without notice to Mortgagor and with or without cause, substitute a successor or successors to any Mortgagee named herein or acting hereunder to execute this Trust. Upon such appointment, and without conveyance to the successor Mortgagee, the latter shall be vested with all title, powers and duties conferred upon any Mortgagee herein named or acting hereunder. Each such appointment and substitution shall be made by written Deed of Appointment executed by Mortgagee containing reference to this Mortgage and its place of record, which, when duly filed for record in the proper office of the county or counties in which the Land is situated, shall be conclusive proof of proper appointment of the successor Mortgagee.
     [SIGNATURE  PAGE  FOLLOWS]

IN WITNESS WHEREOF, this Mortgage has been duly executed and delivered by Mortgagor as of the date first above written.
MORTGAGOR:
EMERITUS  CORPORATION

By:/s/  Raymond  R.  Brandstrom
   ----------------------------
     Raymond  R.  Brandstrom
     -----------------------
Its:     Chief  Financial  Officer
         -------------------------
 STATE  OF  WASHINGTON
COUNTY  OF  KING
Before  me,                      a  Notary  Public  of  the  state  and  county
aforesaid,  personally  appeared                         ,  with  whom  I  am
personally  acquainted  (or proved to me on the basis of satisfactory evidence),
and  who,  upon  oath,  acknowledged  himself  to  be the                     of
Emeritus Corporation, the within named bargainor, a corporation, and that he, as such officer, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer.

                                        Notary  Public
My  Commission  Expires:

                                   EXHIBIT "A"
                              PROPERTY DESCRIPTION